ALLIANCE
                             ----------------------
                                VARIABLE PRODUCTS
                             ----------------------
                                   SERIES FUND
                             ----------------------
                             MONEY MARKET PORTFOLIO
                             ----------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks maximum current income to the extent consistent with safety of principal and excellent liquidity by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government.

MARKET REVIEW

The Federal Reserve, in a rare intermeeting policy change, reduced the Fed Funds rate 50 basis points to 6.00% on January 3, 2001 followed by an additional 50 basis point reduction at the January 31, 2001 Federal Open Market Committee
(FOMC) meeting.

The U.S. has slowed dramatically to 1.8% in the second half of 2000 following a 5.2% growth rate in the first half of 2000. The excessively strong consumer spending growth of early 2000 eased to a mild 2.9% in the fourth quarter. After 5.0% gross domestic product (GDP) growth for 2000, growth should slow to 2.5% in 2001. This slowing is the product of the Fed's early 2000 tightening, the equity market correction and the late-2000 surge in energy prices. The impact of these contractionary events on growth is beginning to reverse from the Fed's aggressive easing and lower interest rates across the maturity and credit spectrum. We expect growth to trough at about 0% in the first quarter, and to reaccelerate to 3.5% in the second half of 2001.

Headline inflation began to ease as crude oil prices fell in response to slower global growth--the total consumer price index (CPI) rose 3.4% year-over-year in the fourth quarter (versus 3.5% in the third quarter) while underlying (ex-food and energy) CPI rose 2.6% (versus 2.5% in the third quarter). While still-elevated natural gas prices continue to pose some inflationary risk, we expect normalization of price and supply conditions in the energy complex to bring headline inflation down to 3.0% in 2001. This year's sub-potential 2.5% growth will unwind the labor market pressures that concerned the Fed until the winter onset of the current growth slowdown.

After easing interest rates 100 basis points so far in 2001, Fed policy is entering the "neutral" range. To boost the U.S. out of the current growth slowdown and eliminate the risk of a larger contraction, the Fed must ease an additional 50 to 100 basis points in the first half of 2001.

INVESTMENT RESULTS

For the six- and 12-month periods ended December 31, 2000, the Portfolio returned 3.03% and 5.91%, respectively. During the same six- and 12-month reporting period, the total returns for the Portfolio's benchmark, the Salomon Smith Barney 3-month Treasury Bill Index, were 3.08% and 5.96%, respectively. The Portfolio's seven-day annualized yield for the period ended December 31, 2000 was 5.70%.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

Money Market Portfolio
o 1 Year                                    5.91%
o Annualized 7-Day Yield*                   5.70%

--------------------------------------------------------------------------------

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Money Market Portfolio yield is an annualized 7-day compound return as of December 31, 2000

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

                                                  Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS-53.4%
Federal Home Loan Bank
   6.18%, 3/02/01 ........................           $  4,000       $  3,958,800
   6.27%, 1/26/01 ........................              8,000          7,965,167
   6.40%, 2/09/01 MTN ....................              4,000          3,999,902
Federal Home Loan Mortgage
   Corp ..................................
   5.70%, 1/02/01 ........................             26,500         26,495,804
   6.12%, 3/22/01 ........................              5,000          4,932,000
Federal National Mortgage
   Association
   6.11%, 3/26/01 ........................              1,624          1,600,847
   6.11%, 3/28/01 ........................              2,557          2,519,678
   6.12%, 3/15/01 ........................              5,000          4,938,001
   6.13%, 3/08/01 ........................              2,000          1,977,523
   6.13%, 3/15/01 ........................              2,000          1,975,140
   6.18%, 3/01/01 ........................              2,000          1,979,743
   6.20%, 2/15/01 ........................              4,000          3,969,000
   6.20%, 2/20/01 ........................              6,220          6,166,439
   6.27%, 4/26/01 ........................              7,000          6,859,796
   6.35%, 3/15/01 ........................              4,000          3,948,494
                                                                    ------------
Total U.S. Government Agency
   Obligations
   (amortized cost
   $83,286,334) ..........................                            83,286,334
                                                                    ------------
COMMERCIAL PAPER-31.0%
A.I. Credit Corp. ........................
   6.00%, 1/02/01 ........................              6,000          5,999,000
Associates Corp. B.V
   6.41%, 2/15/01 ........................              2,000          1,983,975
Bank One Financial Corp. .................
   6.17%, 4/30/01 (a) ....................              1,800          1,763,289
Bemis Co., Inc. ..........................
   6.40%, 1/02/01 ........................              1,900          1,899,662
Cargill Global Funding
   6.55%, 1/02/01 (a) ....................              1,900          1,899,654
Chase Manhattan Bank
   6.42%, 2/21/01 ........................              1,800          1,783,629
CIT Group, Inc. ..........................
   6.55%, 3/01/01 ........................              1,800          1,780,677
Colgate-Palmolive Co. ....................
   6.30%, 2/28/01 (a) ....................              1,800          1,781,730
Credit Suisse First Boston, Inc. .........
   6.43%, 2/15/01 (a) ....................              1,800          1,785,532
Equilon Enterprises LLC
   6.35%, 3/09/01 ........................              1,500          1,482,273
Exxon Project Investment Corp. ...........
   6.53%, 1/02/01 (a) ....................              2,500          2,499,547
Goldman Sachs Group, Inc. ................
   6.10%, 5/10/01 ........................              1,800          1,760,655
Household Finance Corp. ..................
   6.50%, 1/02/01 ........................              1,900          1,899,657
Koch Industries
   6.45%, 1/02/01(a) .....................              2,000          1,999,642
Merck & Co., Inc. ........................
   6.48%, 1/03/01 ........................              2,000          1,999,280
Private Export Funding Corp. .............
   6.40%, 4/16/01 ........................              3,000          2,944,000
SBC Communications, Inc. .................
   6.47%, 2/14/01 (a) ....................              1,800          1,785,766
Snap-On, Inc. ............................
   6.40%, 3/12/01 (a) ....................              1,800          1,777,600
Tampa Electric Co. .......................
   6.48%, 1/02/01 (a) ....................              2,000          1,999,640
United Parcel Services
   6.48%, 1/03/01 ........................              2,000          1,999,280
Verizon Network Funding
   6.40%, 2/28/01 ........................              2,000          1,979,378
Wells Fargo Corp. ........................
   6.44%, 2/15/01 ........................              1,800          1,785,510
Wisconsin Energy Capital Corp. ...........
   6.45%, 2/14/01 (a) ....................              1,800          1,785,810
                                                                    ------------
Total Commercial Paper
   (amortized cost
   $48,375,186) ..........................                            48,375,186
                                                                    ------------
CORPORATE
   OBLIGATION-1.1%
Nationsbank NA
   6.80%, 2/26/01
   (amortized cost
   $1,800,806) ...........................              1,800          1,800,806
                                                                    ------------
TOTAL INVESTMENTS-85.5%
   (cost $133,462,326) ...................                           133,462,326
Other assets less
   liabilities-14.5% .....................                            22,566,061
                                                                    ------------
NET ASSETS-100% ..........................                          $156,028,387
                                                                    ============

--------------------------------------------------------------------------------

(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 2000, the aggregate market value of these securities amounted to $19,078,210 or 12.2% of net assets.

      Glossary:

      MTN - Medium Term Note

      See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $133,462,326) ....     $133,462,326
   Cash .......................................................          154,984
   Receivable for capital stock sold ..........................       23,108,364
   Interest receivable ........................................          112,769
                                                                    ------------
   Total assets ...............................................      156,838,443
                                                                    ------------

LIABILITIES
   Dividend payable ...........................................          690,464
   Advisory fee payable .......................................           59,461
   Payable for capital stock redeemed .........................            7,416
   Accrued expenses ...........................................           52,715
                                                                    ------------
   Total liabilities ..........................................          810,056
                                                                    ------------
NET ASSETS ....................................................     $156,028,387
                                                                    ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................     $    156,022
   Additional paid-in capital .................................      155,865,742
   Undistributed net investment income ........................              574
   Accumulated net realized gain on investments ...............            6,049
                                                                    ------------
                                                                    $156,028,387
                                                                    ============
Class A shares
   Net assets .................................................     $146,269,972
                                                                    ============
   Shares of capital stock outstanding ........................      146,263,747
                                                                    ============
   Net asset value per share ..................................     $       1.00
                                                                    ============
Class B shares
   Net assets .................................................     $  9,758,415
                                                                    ============
   Shares of capital stock outstanding ........................        9,758,348
                                                                    ============
   Net asset value per share ..................................     $       1.00
                                                                    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ..................................................        $8,420,487
                                                                      ----------
EXPENSES
   Advisory fee ..............................................           657,891
   Distribution fee - Class B ................................             6,764
   Custodian .................................................           100,011
   Administrative ............................................            66,000
   Audit and legal ...........................................            31,870
   Printing ..................................................            18,126
   Directors' fees ...........................................             1,365
   Transfer agency ...........................................               919
   Miscellaneous .............................................             6,321
                                                                      ----------
   Total expenses ............................................           889,267
                                                                      ----------
   Net investment income .....................................         7,531,220
                                                                      ----------
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ..............             6,420
                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................        $7,537,640
                                                                      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                       Year Ended        Year Ended
                                                                       December 31,      December 31,
                                                                           2000              1999
                                                                      =============     =============
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income .........................................    $   7,531,220     $   6,446,546
   Net realized gain on investments ..............................            6,420                92
                                                                      -------------     -------------
   Net increase in net assets from operations ....................        7,537,640         6,446,638
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
     Class A .....................................................       (7,378,560)       (6,427,061)
     Class B .....................................................         (152,660)          (19,485)
CAPITAL STOCK TRANSACTIONS
   Net increase ..................................................       20,391,224        16,056,947
                                                                      -------------     -------------
   Total increase ................................................       20,397,644        16,057,039
NET ASSETS
   Beginning of period ...........................................      135,630,743       119,573,704
                                                                      -------------     -------------
   End of period (including undistributed net investment income of
     $574 and $573, respectively) ................................    $ 156,028,387     $ 135,630,743
                                                                      =============     =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Money Market Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had ClassB shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .50% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2000.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, the Portfolio received no such waivers/reimbursements.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

--------------------------------------------------------------------------------

NOTEC: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year

                                          Alliance Variable Products Series Fund
================================================================================

may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

At December 31, 2000, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

During the current fiscal year, the Portfolio utilized net capital loss carryforward of $371.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                    -------------------------------     -------------------------------
                                                Shares                             Amount
                                    -------------------------------     -------------------------------
                                     Year Ended         Year Ended        Year Ended       Year Ended
                                     December 31,      December 31,      December 31,     December 31,
                                         2000             1999               2000              1999
                                    =============     =============     =============     =============
Class A
Shares sold ....................      994,301,584       524,546,562     $ 994,301,584     $ 524,546,562
Shares issued in reinvestment of
   dividends ...................        7,378,560         6,427,061         7,378,560         6,427,061
Shares redeemed ................     (989,883,925)     (516,080,019)     (989,883,925)     (516,080,019)
                                    -------------     -------------     -------------     -------------
Net increase ...................       11,796,219        14,893,604     $  11,796,219     $  14,893,604
                                    =============     =============     =============     =============

                                      Year Ended    June 16, 1999* to    Year Ended     June 16, 1999* to
                                     December 31,      December 31,      December 31,      December 31,
                                         2000              1999              2000             1999
                                    =============   =================   =============   =================
Class B
Shares sold ....................       16,400,274         2,025,867     $  16,400,274     $   2,025,867
Shares issued in reinvestment of
   dividends ...................          152,660            19,485           152,660            19,485
Shares redeemed ................       (7,957,929)         (882,009)       (7,957,929)         (882,009)
                                    -------------     -------------     -------------     -------------
Net increase ...................        8,595,005         1,163,343     $   8,595,005     $   1,163,343
                                    =============     =============     =============     =============

--------------------------------------------------------------------------------

*     Commencement of distribution.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        -------------------------------------------------------------
                                                                                   Class A
                                                        -------------------------------------------------------------
                                                                          Year Ended December 31,
                                                        =============================================================
                                                          2000          1999          1998          1997       1996
                                                        ========      ========      ========      =======     =======
Net asset value, beginning of period ...............    $   1.00      $   1.00      $   1.00      $  1.00     $  1.00
                                                        --------      --------      --------      -------     -------
Income From Investment Operations
Net investment income ..............................         .06           .05           .05          .05         .05
                                                        --------      --------      --------      -------     -------
Less: Dividends
Dividends from net investment income ...............        (.06)         (.05)         (.05)        (.05)       (.05)
                                                        --------      --------      --------      -------     -------
Net asset value, end of period .....................    $   1.00      $   1.00      $   1.00      $  1.00     $  1.00
                                                        ========      ========      ========      =======     =======
Total Return
Total investment return based on net asset value (a)        5.91%         4.69%         4.98%        5.11%       4.71%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........    $146,270      $134,467      $119,574      $67,584     $64,769
Ratios to average net assets of:
   Expenses ........................................         .67%          .64%          .68%         .64%        .69%
   Net investment income ...........................        5.73%         4.59%         4.84%        5.00%       4.64%

                                                         -----------------------------
                                                                     Class B
                                                         -----------------------------
                                                            Year            June 16,
                                                            Ended          1999(b) to
                                                         December 31,     December 31,
                                                             2000             1999
                                                         ============     ============
Net asset value, beginning of period ...............      $    1.00        $    1.00
                                                          ---------        ---------
Income From Investment Operations
Net investment income ..............................            .05              .02
                                                          ---------        ---------
Less: Dividends
Dividends from net investment income ...............           (.05)            (.02)
                                                          ---------        ---------
Net asset value, end of period .....................      $    1.00        $    1.00
                                                          =========        =========
Total Return
Total investment return based on net asset value (a)           5.65%            2.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..........      $   9,758        $   1,163
Ratios to average net assets of:
   Expenses ........................................            .95%             .89%(c)
   Net investment income ...........................           5.64%            4.71%(c)

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(b)   Commencement of distribution.

(c)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Money Market Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Money Market Portfolio ("the Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                            /s/ Ernst & Young LLP

New York, New York
February 1, 2001

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Andrew Aran, Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

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